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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 18, 1997 incorporated by reference and used in McAfee Associates, Inc.'s previously filed Registration Statement on Form S-4 filed on October 31, 1997 (Registration Statement File No. 333-39233) and to all references to our Firm included in this Registration Statement.


                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------
                                                ARTHUR ANDERSEN LLP



San Jose, California
February 9, 1998